COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

              PROPOSED AMENDMENT NO. 7 OF THE 1998 PLAN RESTATEMENT


     Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment Nos. 1through 6, as permitted under Section 10.1 of the Plan, as follows:


1. Section 5.1, entitled "Commencement of Benefit", is amended effective January 1, 2003 by changing Section 5.1(a)(2) to read as follows:

          "(2) TERMINATION OF EMPLOYMENT. THE PARTICIPANT HAS CEASED TO BE AN EMPLOYEE (EXCEPT THAT AN EMPLOYEE WHO IS NOT A "5-PERCENT OWNER" WITHIN THE MEANING OF SECTION 5.5(F)(4) MAY ELECT TO COMMENCE BENEFIT PAYMENTS ON OR AFTER APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH THE EMPLOYEE ATTAINS AGE 70-1/2 WITHOUT CEASING TO BE AN EMPLOYEE)."


2. Section 5.1, entitled "Commencement of Benefit", is amended effective April 1, 2004 by changing Section 5.1(c)(1)(B) to read as follows:

          "(B) RETROACTIVE ANNUITY STARTING DATES. A PARTICIPANT SHALL NOT BE GIVEN THE NOTICE DESCRIBED IN SECTION 5.2(D) AFTER HIS ANNUITY STARTING DATE EXCEPT AS PERMITTED UNDER SECTION 5.9."


3. Section 5.5, entitled "Required Minimum Distributions" is amended effective January 1, 2003 to read as follows:

"5.5 REQUIRED MINIMUM DISTRIBUTIONS.

(A) GENERAL RULES.

          (1) EFFECTIVE DATE. THE PROVISIONS OF THIS SECTION 5.5 SHALL APPLY FOR PURPOSES OF DETERMINING REQUIRED MINIMUM DISTRIBUTIONS FOR CALENDAR YEARS BEGINNING WITH THE 2003 CALENDAR YEAR.

          (2) PRECEDENCE. THE REQUIREMENTS OF THIS SECTION 5.5 SHALL TAKE PRECEDENCE OVER ANY INCONSISTENT PROVISIONS OF THE PLAN.

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          (3)   REQUIREMENTS   OF   TREASURY   REGULATIONS   INCORPORATED.   ALL
     DISTRIBUTIONS REQUIRED UNDER THIS SECTION 5.5 SHALL BE DETERMINED AND MADE IN ACCORDANCE WITH THE TREASURY REGULATIONS UNDER SECTION 401(A)(9) OF THE CODE.

          (4) TEFRA SECTION 242(B)(2) ELECTIONS. NOTWITHSTANDING THE OTHER PROVISIONS OF THIS SECTION 5.5, DISTRIBUTIONS MAY BE MADE UNDER A DESIGNATION MADE BEFORE JANUARY 1, 1984, IN ACCORDANCE WITH SECTION 242(B)(2) OF THE TAX EQUITY AND FISCAL RESPONSIBILITY ACT (TEFRA) AND THE PROVISIONS OF THE PLAN THAT RELATE TO SECTION 242(B)(2) OF TEFRA.

          (5) THIS SECTION DOES NOT GRANT RIGHTS. THE PROVISIONS OF THIS SECTION
     5.5 ARE INCLUDED IN THE PLAN AS LIMITATIONS REQUIRED BY THE CODE, AND NO PROVISION HEREOF SHALL BE CONSTRUED TO EXPAND THE AVAILABILITY OF FORMS OF DISTRIBUTION, WHICH SHALL BE DETERMINED EXCLUSIVELY UNDER SECTION 5.2.

(B) TIME AND MANNER OF DISTRIBUTION.

          (1) REQUIRED BEGINNING DATE. THE PARTICIPANT'S ENTIRE INTEREST WILL BE DISTRIBUTED, OR BEGIN TO BE DISTRIBUTED, TO THE PARTICIPANT NO LATER THAN THE PARTICIPANT'S REQUIRED BEGINNING DATE.

          (2) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. IF THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN, THE PARTICIPANT'S ENTIRE INTEREST WILL BE DISTRIBUTED, OR BEGIN TO BE DISTRIBUTED, NO LATER THAN AS
     FOLLOWS:

               (A) IF THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THEN, EXCEPT AS PROVIDED IN THE PLAN OUTSIDE THIS SECTION 5.5, DISTRIBUTIONS TO THE SURVIVING SPOUSE WILL BEGIN BY DECEMBER 31 OF THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT DIED, OR BY DECEMBER 31 OF THE CALENDAR YEAR IN WHICH THE PARTICIPANT WOULD HAVE ATTAINED AGE 70-1/2, IF LATER.

               (B) IF THE PARTICIPANT'S SURVIVING SPOUSE IS NOT THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, THEN, EXCEPT AS PROVIDED IN THE PLAN OUTSIDE THIS SECTION 5.5, DISTRIBUTIONS TO THE DESIGNATED BENEFICIARY WILL BEGIN BY DECEMBER 31 OF THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR IN WHICH THE PARTICIPANT DIED.

               (C) IF THERE IS NO DESIGNATED  BENEFICIARY  AS OF SEPTEMBER 30 OF
          THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, THE PARTICIPANT'S ENTIRE INTEREST WILL BE DISTRIBUTED BY DECEMBER 31 OF THE CALENDAR YEAR CONTAINING THE 5TH ANNIVERSARY OF THE PARTICIPANT'S DEATH.

               (D) IF THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY AND THE SURVIVING SPOUSE DIES AFTER THE PARTICIPANT BUT BEFORE DISTRIBUTIONS TO THE SURVIVING SPOUSE BEGIN,

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          THIS SECTION 0(B)(2),  OTHER THAN SECTION 5.5(B)(2)(A),  WILL APPLY AS
          IF THE SURVIVING SPOUSE WERE THE PARTICIPANT.

FOR PURPOSES OF THIS SECTION 5.5(B)(2) AND SECTION 5.5(E), DISTRIBUTIONS ARE CONSIDERED TO BEGIN ON THE PARTICIPANT'S REQUIRED BEGINNING DATE (OR, IF SECTION 5.5(B)(2)(D) APPLIES, THE DATE DISTRIBUTIONS ARE REQUIRED TO BEGIN TO THE SURVIVING SPOUSE UNDER SECTION 5.5(B)(2)(A)). IF ANNUITY PAYMENTS IRREVOCABLY COMMENCE TO THE PARTICIPANT BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE (OR TO THE PARTICIPANT'S SURVIVING SPOUSE BEFORE THE DATE DISTRIBUTIONS ARE REQUIRED TO BEGIN TO THE SURVIVING SPOUSE UNDER SECTION 5.5(B)(2)(A)), THE DATE
DISTRIBUTIONS  ARE  CONSIDERED  TO  BEGIN  IS THE  DATE  DISTRIBUTIONS  ACTUALLY
COMMENCE.

          (3) FORM OF DISTRIBUTION. THE PARTICIPANT'S INTEREST MUST BE DISTRIBUTED IN THE FORM OF AN ANNUITY OR IN A SINGLE SUM ON OR BEFORE THE REQUIRED BEGINNING DATE. IF THE PARTICIPANT'S INTEREST IS DISTRIBUTED IN THE FORM OF AN ANNUITY, DISTRIBUTIONS THEREUNDER WILL BE MADE IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 401(A)(9) OF THE CODE AND THE TREASURY REGULATIONS.

(C) DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR.

          (1) GENERAL ANNUITY REQUIREMENTS. IF THE PARTICIPANT'S INTEREST IS PAID IN THE FORM OF ANNUITY DISTRIBUTIONS UNDER THE PLAN, PAYMENTS UNDER THE ANNUITY SHALL SATISFY THE FOLLOWING REQUIREMENTS:

               (A) THE ANNUITY DISTRIBUTIONS SHALL BE PAID IN PERIODIC PAYMENTS MADE AT INTERVALS NOT LONGER THAN ONE YEAR;

               (B) THE DISTRIBUTION PERIOD SHALL BE OVER A LIFE (OR LIVES) OR OVER A PERIOD CERTAIN NOT LONGER THAN THE PERIOD DESCRIBED IN SECTION 5.5(D) OR 5.5(E);

               (C) PAYMENTS  SHALL EITHER BE  NONINCREASING  OR INCREASE ONLY AS
          FOLLOWS:

               (I) BY AN ANNUAL PERCENTAGE INCREASE THAT DOES NOT EXCEED THE ANNUAL PERCENTAGE INCREASE IN A COST-OF-LIVING INDEX THAT IS BASED ON PRICES OF ALL ITEMS AND ISSUED BY THE BUREAU OF LABOR STATISTICS;

               (II)  TO  THE  EXTENT  OF THE  REDUCTION  IN  THE  AMOUNT  OF THE
          PARTICIPANT'S PAYMENTS TO PROVIDE FOR A SURVIVOR BENEFIT UPON DEATH, BUT ONLY IF THE BENEFICIARY WHOSE LIFE WAS BEING USED TO DETERMINE THE DISTRIBUTION PERIOD DESCRIBED IN SECTION 5.5(D) DIES OR IS NO LONGER THE PARTICIPANT'S BENEFICIARY PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER WITHIN THE MEANING OF SECTION 414(P);

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               (III) TO PROVIDE CASH REFUNDS OF EMPLOYEE  CONTRIBUTIONS UPON THE
          PARTICIPANT'S DEATH; OR

               (IV) TO PAY INCREASED BENEFITS THAT RESULT FROM A PLAN AMENDMENT.

          (2) AMOUNT REQUIRED TO BE DISTRIBUTED BY REQUIRED BEGINNING DATE. THE AMOUNT THAT MUST BE DISTRIBUTED ON OR BEFORE THE PARTICIPANT'S REQUIRED BEGINNING DATE (OR, IF THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN, THE DATE DISTRIBUTIONS ARE REQUIRED TO BEGIN UNDER SECTION 5.5(B)(2)(A) OR 5.5(B)(2)(B)) IS THE PAYMENT THAT IS REQUIRED FOR ONE PAYMENT INTERVAL. THE SECOND PAYMENT NEED NOT BE MADE UNTIL THE END OF THE NEXT PAYMENT INTERVAL EVEN IF THAT PAYMENT INTERVAL ENDS IN THE NEXT CALENDAR YEAR. PAYMENT INTERVALS ARE THE PERIODS FOR WHICH PAYMENTS ARE RECEIVED, E.G., BI-MONTHLY, MONTHLY, SEMI-ANNUALLY, OR ANNUALLY. ALL OF THE PARTICIPANT'S BENEFIT ACCRUALS AS OF THE LAST DAY OF THE FIRST DISTRIBUTION CALENDAR YEAR SHALL BE INCLUDED IN THE CALCULATION OF THE AMOUNT OF THE ANNUITY PAYMENTS FOR PAYMENT INTERVALS ENDING ON OR AFTER THE PARTICIPANT'S REQUIRED BEGINNING DATE.

          (3) ADDITIONAL ACCRUALS AFTER FIRST DISTRIBUTION CALENDAR YEAR. ANY ADDITIONAL BENEFITS ACCRUING TO THE PARTICIPANT IN A CALENDAR YEAR AFTER THE FIRST DISTRIBUTION CALENDAR YEAR SHALL BE DISTRIBUTED BEGINNING WITH THE FIRST PAYMENT INTERVAL ENDING IN THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR IN WHICH SUCH AMOUNT ACCRUES.

(D) REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING PARTICIPANT'S LIFETIME.

          (1) JOINT LIFE ANNUITIES WHERE THE BENEFICIARY IS NOT THE PARTICIPANT'S SPOUSE. IF THE PARTICIPANT'S INTEREST IS BEING DISTRIBUTED IN THE FORM OF A JOINT AND SURVIVOR ANNUITY FOR THE JOINT LIVES OF THE PARTICIPANT AND A NONSPOUSE BENEFICIARY, ANNUITY PAYMENTS TO BE MADE ON OR AFTER THE PARTICIPANT'S REQUIRED BEGINNING DATE TO THE DESIGNATED BENEFICIARY AFTER THE PARTICIPANT'S DEATH MUST NOT AT ANY TIME EXCEED THE APPLICABLE PERCENTAGE OF THE ANNUITY PAYMENT FOR SUCH PERIOD THAT WOULD HAVE BEEN PAYABLE TO THE PARTICIPANT USING THE TABLE SET FORTH IN Q&A-2 OF
     SECTION 1.401(A)(9)-6 OF THE TREASURY REGULATIONS. IF THE FORM OF DISTRIBUTION COMBINES A JOINT AND SURVIVOR ANNUITY FOR THE JOINT LIVES OF THE PARTICIPANT AND A NONSPOUSE BENEFICIARY AND A PERIOD CERTAIN ANNUITY, THE REQUIREMENT IN THE PRECEDING SENTENCE SHALL APPLY TO ANNUITY PAYMENTS TO BE MADE TO THE DESIGNATED BENEFICIARY AFTER THE EXPIRATION OF THE PERIOD CERTAIN.

          (2) PERIOD CERTAIN ANNUITIES. UNLESS THE PARTICIPANT'S SPOUSE IS THE SOLE DESIGNATED BENEFICIARY AND THE FORM OF DISTRIBUTION IS A PERIOD CERTAIN AND NO LIFE ANNUITY, THE PERIOD CERTAIN FOR AN ANNUITY DISTRIBUTION COMMENCING DURING THE PARTICIPANT'S LIFETIME MAY NOT EXCEED THE APPLICABLE DISTRIBUTION PERIOD FOR THE PARTICIPANT UNDER THE UNIFORM LIFETIME TABLE SET FORTH IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS FOR THE CALENDAR YEAR THAT CONTAINS THE ANNUITY STARTING DATE. IF THE ANNUITY

     STARTING DATE PRECEDES THE YEAR IN WHICH THE PARTICIPANT REACHES AGE 70, THE APPLICABLE DISTRIBUTION PERIOD FOR THE PARTICIPANT IS THE DISTRIBUTION PERIOD FOR AGE 70 UNDER THE UNIFORM LIFETIME TABLE SET FORTH IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS PLUS THE EXCESS OF 70 OVER THE AGE OF THE PARTICIPANT AS OF THE PARTICIPANT'S BIRTHDAY IN THE YEAR THAT CONTAINS THE ANNUITY STARTING DATE. IF THE PARTICIPANT'S SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY AND THE FORM OF DISTRIBUTION IS A PERIOD CERTAIN AND NO LIFE ANNUITY, THE PERIOD CERTAIN MAY NOT EXCEED THE LONGER OF THE PARTICIPANT'S APPLICABLE DISTRIBUTION PERIOD, AS DETERMINED UNDER THIS SECTION 5.5(D)(2), OR THE JOINT LIFE AND LAST SURVIVOR EXPECTANCY OF THE PARTICIPANT AND THE PARTICIPANT'S SPOUSE AS DETERMINED UNDER THE JOINT AND LAST SURVIVOR TABLE SET FORTH IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS, USING THE PARTICIPANT'S AND SPOUSE'S ATTAINED AGES AS OF THE PARTICIPANT'S AND SPOUSE'S BIRTHDAYS IN THE CALENDAR YEAR THAT CONTAINS THE ANNUITY STARTING DATE.

(E) REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES BEFORE DATE DISTRIBUTIONS BEGIN.

          (1) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. IF THE PARTICIPANT DIES BEFORE THE DATE DISTRIBUTION OF HIS OR HER INTEREST BEGINS AND THERE IS A DESIGNATED BENEFICIARY, THE PARTICIPANT'S ENTIRE INTEREST SHALL BE DISTRIBUTED, BEGINNING NO LATER THAN THE TIME DESCRIBED IN SECTION 5.5(B)(2)(A) OR 5.5(B)(2)(B), OVER THE LIFE OF THE DESIGNATED BENEFICIARY OR OVER A PERIOD CERTAIN NOT EXCEEDING:

               (A) UNLESS THE ANNUITY STARTING DATE IS BEFORE THE FIRST DISTRIBUTION CALENDAR YEAR, THE LIFE EXPECTANCY OF THE DESIGNATED BENEFICIARY DETERMINED USING THE BENEFICIARY'S AGE AS OF THE BENEFICIARY'S BIRTHDAY IN THE CALENDAR YEAR IMMEDIATELY FOLLOWING THE CALENDAR YEAR OF THE PARTICIPANT'S DEATH; OR

               (B) IF THE ANNUITY STARTING DATE IS BEFORE THE FIRST DISTRIBUTION CALENDAR YEAR, THE LIFE EXPECTANCY OF THE DESIGNATED BENEFICIARY DETERMINED USING THE BENEFICIARY'S AGE AS OF THE BENEFICIARY'S BIRTHDAY IN THE CALENDAR YEAR THAT CONTAINS THE ANNUITY STARTING DATE.

          (2) NO DESIGNATED BENEFICIARY. IF THE PARTICIPANT DIES BEFORE THE DATE DISTRIBUTIONS BEGIN AND THERE IS NO DESIGNATED BENEFICIARY AS OF SEPTEMBER 30 OF THE YEAR FOLLOWING THE YEAR OF THE PARTICIPANT'S DEATH, DISTRIBUTION OF THE PARTICIPANT'S ENTIRE INTEREST SHALL BE COMPLETED BY DECEMBER 31 OF THE CALENDAR YEAR CONTAINING THE FIFTH ANNIVERSARY OF THE PARTICIPANT'S DEATH.

          (3) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE BEGIN. IF THE PARTICIPANT DIES BEFORE THE DATE DISTRIBUTION OF HIS OR HER INTEREST BEGINS, THE PARTICIPANT'S SURVIVING SPOUSE IS THE PARTICIPANT'S SOLE DESIGNATED BENEFICIARY, AND THE SURVIVING SPOUSE DIES BEFORE
     DISTRIBUTIONS TO THE SURVIVING SPOUSE BEGIN, THIS SECTION 5.5(E) SHALL APPLY AS IF THE SURVIVING SPOUSE WERE THE PARTICIPANT, EXCEPT THAT THE TIME

     BY WHICH  DISTRIBUTIONS  MUST BEGIN SHALL BE DETERMINED  WITHOUT  REGARD TO
     SECTION 5.5(B)(2)(A).

(F) DEFINITIONS.

          (1) DESIGNATED BENEFICIARY. THE SPOUSE OR OTHER INDIVIDUAL WHO IS DESIGNATED AS THE BENEFICIARY UNDER SECTION 5.2 OF THE PLAN IS THE "DESIGNATED BENEFICIARY" UNDER SECTION 401(A)(9) OF THE CODE AND SECTION 1.401(A)(9)-4, OF THE TREASURY REGULATIONS.

          (2) DISTRIBUTION CALENDAR YEAR. A CALENDAR YEAR FOR WHICH A MINIMUM DISTRIBUTION IS REQUIRED. FOR DISTRIBUTIONS BEGINNING BEFORE THE PARTICIPANT'S DEATH, THE FIRST "DISTRIBUTION CALENDAR YEAR" IS THE CALENDAR YEAR IMMEDIATELY PRECEDING THE CALENDAR YEAR WHICH CONTAINS THE PARTICIPANT'S REQUIRED BEGINNING DATE. FOR DISTRIBUTIONS BEGINNING AFTER THE PARTICIPANT'S DEATH, THE FIRST "DISTRIBUTION CALENDAR YEAR" IS THE CALENDAR YEAR IN WHICH DISTRIBUTIONS ARE REQUIRED TO BEGIN PURSUANT TO
     SECTION 5.5(B)(2).

          (3) LIFE EXPECTANCY. LIFE EXPECTANCY IS COMPUTED BY USE OF THE SINGLE LIFE TABLE IN SECTION 1.401(A)(9)-9 OF THE TREASURY REGULATIONS.

          (4) REQUIRED BEGINNING DATE.

               (A) EXCEPT AS PROVIDED IN SECTION 5.5(F)(4)(B) WITH RESPECT TO A 5-PERCENT OWNER, AS DEFINED IN SECTION 5.5(F)(4)(C), THE TERM "REQUIRED BEGINNING DATE" MEANS APRIL 1 OF THE CALENDAR YEAR FOLLOWING THE LATER OF THE CALENDAR YEAR IN WHICH THE EMPLOYEE ATTAINS AGE 70-1/2 OR THE CALENDAR YEAR IN WHICH THE EMPLOYEE CEASES TO BE AN EMPLOYEE.

               (B) IN THE CASE OF AN EMPLOYEE WHO IS A 5-PERCENT OWNER, THE TERM "REQUIRED BEGINNING DATE" MEANS APRIL 1 OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH THE EMPLOYEE ATTAINS AGE 70-1/2.

               (C) FOR PURPOSES OF THIS SECTION 5.5, A 5-PERCENT OWNER IS, IF THE EMPLOYER IS A CORPORATION, ANY PERSON WHO OWNS (OR IS CONSIDERED AS OWNING WITHIN THE MEANING OF CODE SECTION 318) MORE THAN 5 PERCENT OF THE OUTSTANDING STOCK OF THE CORPORATION OR STOCK POSSESSING MORE THAN 5 PERCENT OF THE TOTAL COMBINED VOTING POWER OF ALL STOCK OF THE CORPORATION AND, IF THE EMPLOYER IS NOT A CORPORATION, ANY PERSON WHO OWNS MORE THAN 5 PERCENT OF THE CAPITAL OR PROFITS INTEREST IN THE EMPLOYER".


4. New Section 5.9, entitled "Retroactive Annuity Starting Dates," is added to the Plan effective April 1, 2004 and shall read as follows:

"5.9 RETROACTIVE ANNUITY STARTING DATES.

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     (A) WHEN  PERMITTED.  IN ANY CASE WHERE  BECAUSE OF  ADMINISTRATIVE  DELAY,
OVERSIGHT OR SIMILAR CIRCUMSTANCE, A PARTICIPANT IS GIVEN THE NOTICE DESCRIBED IN SECTION 5.2(D) AFTER THE DATE THAT THE PARTICIPANT DESIRES TO BE HIS ANNUITY STARTING DATE, THE PARTICIPANT SHALL BE PERMITTED TO ELECT IN A MANNER PRESCRIBED BY THE COMMITTEE TO HAVE HIS BENEFIT PAYMENT COMMENCE AS OF THE DATE THE PARTICIPANT DESIRES TO BE HIS ANNUITY STARTING DATE. IN GENERAL, A PARTICIPANT WILL NOT BE PERMITTED TO ELECT A RETROACTIVE ANNUITY STARTING DATE IN CASES WHERE THE FAILURE OF THE PARTICIPANT TO RECEIVE THE NOTICE DESCRIBED IN
SECTION 5.2(D) IN A TIMELY MANNER RESULTS FROM THE FAILURE OF THE PARTICIPANT TO CONTACT THE COMMITTEE TO REQUEST THE COMMENCEMENT OF BENEFITS. THE COMMITTEE SHALL DETERMINE WHEN PARTICIPANTS MAY ELECT RETROACTIVE ANNUITY STARTING DATES USING OBJECTIVE CRITERIA IN A CONSISTENT, NONDISCRIMINATORY MANNER.

     (B) CONDITIONS FOR RETROACTIVE ANNUITY STARTING DATE. IN ANY CASE WHERE A PARTICIPANT ELECTS A RETROACTIVE ANNUITY STARTING DATE, THE PAYMENT OF THE BENEFIT SHALL COMPLY WITH TREAS. REG. SS.1.417(E)-1(B)(3)(IV) AND (V). WITHOUT LIMITING THE GENERALITY FOREGOING, IF A PARTICIPANT ELECTS A RETROACTIVE ANNUITY STARTING DATE:

          (1) MAKE-UP PAYMENTS. THE PARTICIPANT SHALL RECEIVE MAKE-UP PAYMENTS WITH INTEREST (DETERMINED AT A RATE SET BY THE COMMITTEE WITH REFERENCE TO AN OBJECTIVE INDEX) SO THAT HE IS PUT IN THE SAME POSITION FINANCIALLY AS IF BENEFIT PAYMENT HAD IN FACT BEGUN ON THE ANNUITY STARTING DATE.

          (2) CODE SECTION 415(B) COMPLIANCE. THE BENEFIT MUST SATISFY THE REQUIREMENTS ON CODE SECTION 415(B) AS OF THE ANNUITY STARTING DATE AND, EXCEPT IN CASES OF BENEFITS NOT SUBJECT TO CODE SECTION 417(E) THAT BEGIN WITHIN 12 MONTHS OF THE ANNUITY STARTING DATE, MUST ALSO SATISFY CODE
     SECTION 415(B) AS OF THE DATE ON WHICH BENEFITS ACTUALLY COMMENCE.

          (3) CODE SECTION 417(E) COMPLIANCE. IN THE CASE OF A BENEFIT SUBJECT TO CODE SECTION 417(E), THE BENEFIT SHALL BE CALCULATED USING THE APPLICABLE INTEREST RATE AND APPLICABLE MORTALITY TABLE DETERMINED AS OF THE ANNUITY STARTING DATE BUT SHALL NOT BE LESS THAN THE SAME BENEFIT CALCULATED USING THE APPLICABLE INTEREST RATE AND APPLICABLE MORTALITY TABLE DETERMINED AS OF THE DATE ON WHICH BENEFITS ACTUALLY COMMENCE.

          (4) SPOUSE'S CONSENT. THE PARTICIPANT'S SPOUSE, IF ANY, MUST CONSENT (IN THE MANNER PROVIDED UNDER SECTION 5.2(E)) TO THE USE OF A RETROACTIVE ANNUITY STARTING DATE IF THE BENEFIT IS PAYABLE IN THE FORM OF JOINT AND SURVIVOR ANNUITY (OR JOINT AND SURVIVOR ANNUITY WITH PERIOD CERTAIN) WITH THE SPOUSE AS THE SURVIVOR ANNUITANT AND IF THE SURVIVOR BENEFIT IS LESS THAN THE SURVIVOR BENEFIT WOULD HAVE BEEN IN THE CASE OF A JOINT AND 50% SURVIVOR ANNUITY IF THE DATE ON WHICH BENEFITS ACTUALLY COMMENCE WERE THE ANNUITY STARTING DATE.

     (C) REVOCATION OF ELECTION. A PARTICIPANT WHO ELECTS A RETROACTIVE ANNUITY STARTING DATE SHALL BE PERMITTED TO CHANGE HIS ELECTION OF FORM OF BENEFIT

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DURING  THE 30 DAY  PERIOD  FOLLOWING  THE DATE ON WHICH HE IS GIVEN THE  NOTICE
DESCRIBED IN SECTION 5.2(D)."


5. Section 2.8.3 of Schedule 2, entitled "Cash-out of Minimum Benefit", is amended effective December 31, 1998 to read as follows:

     "(A) MANDATORY DISTRIBUTION. IN THE EVENT THAT A NUHP PARTICIPANT CEASES TO BE AN EMPLOYEE AT A TIME WHEN THE ACTUARIAL PRESENT VALUE OF HIS MRB PLAN BENEFIT DETERMINED UNDER SECTION 2.3.2 IS $5,000 OR LESS, THE PARTICIPANT SHALL BE PAID THE BENEFIT AS PROVIDED IN SECTION 5.4 OF THE MRB PLAN."


6. Section 3.9.5 of Schedule 3, entitled "Cash-out of Minimum Benefit", is amended effective June 30, 1998 to read as follows:

     "(A) MANDATORY DISTRIBUTION. IN THE EVENT THAT THE EMPLOYEE STATUS OF A DNSP PARTICIPANT CEASES AT A TIME WHEN THE ACTUARIAL PRESENT VALUE OF HIS MRB PLAN BENEFIT DETERMINED UNDER SECTION 3.4.2 IS $5,000 OR LESS, THE PARTICIPANT SHALL BE PAID THE BENEFIT AS PROVIDED IN SECTION 5.4 OF THE MRB PLAN."


7. Appendix S3-A of Schedule 3, entitled "Actuarial Assumptions, Tables and Factors for Computing Plan Benefits," is amended effective December 31, 2002 by changing Section I.(1) to read as follows:

"(1) MORTALITY: THE APPLICABLE MORTALITY TABLE."


8. Section 4.8.4 of Schedule 4, entitled "Cash-out of Minimum Benefit", is amended effective June 30, 1998 to read as follows:

     "(A) MANDATORY DISTRIBUTION. IN THE EVENT THAT THE EMPLOYEE STATUS OF A WADESBORO PARTICIPANT CEASES AT A TIME WHEN THE ACTUARIAL PRESENT VALUE OF HIS MRB PLAN BENEFIT DETERMINED UNDER SECTION 4.3.2 IS $5,000 OR LESS, THE
PARTICIPANT  SHALL BE PAID THE  BENEFIT AS  PROVIDED  IN SECTION  5.4 OF THE MRB
PLAN."

9. Appendix S4-A of Schedule 4, entitled "Actuarial Assumptions, Tables and Factors for Computing Plan Benefits," is amended effective December 31, 2002 by changing Section I.(1) to read as follows:

"(1) MORTALITY: THE APPLICABLE MORTALITY TABLE."


10. Section 5.8.4 of Schedule 5, entitled "Cash-out of Minimum Benefit", is amended effective December 31, 1998 to read as follows:

     "(A) MANDATORY DISTRIBUTION. IN THE EVENT THAT THE EMPLOYEE STATUS OF A YALE PARTICIPANT CEASES AT A TIME WHEN THE ACTUARIAL PRESENT VALUE OF HIS MRB PLAN BENEFIT DETERMINED UNDER SECTION 5.3.2 IS $5,000 OR LESS, THE PARTICIPANT SHALL BE PAID THE BENEFIT AS PROVIDED IN SECTION 5.4 OF THE MRB PLAN."


11. Appendix S5-A of Schedule 5, entitled "Actuarial Assumptions, Tables and Factors for Computing Plan Benefits," is amended effective December 31, 2002 by changing Section I.(1) to read as follows:

"(1) MORTALITY: THE APPLICABLE MORTALITY TABLE."


12. Section 6.8.2 of Schedule 6, entitled "Cash-out of Minimum Benefit", is amended effective February 28, 1999 to read as follows:

     "(A) MANDATORY DISTRIBUTION. IN THE EVENT THAT THE EMPLOYEE STATUS OF AN AMLIFTS PARTICIPANT CEASES AT A TIME WHEN THE ACTUARIAL PRESENT VALUE OF HIS MRB PLAN BENEFIT DETERMINED UNDER SECTION 6.3.2 IS $5,000 OR LESS, THE PARTICIPANT SHALL BE PAID THE BENEFIT AS PROVIDED IN SECTION 5.4 OF THE MRB PLAN."


13. Appendix S6-A of Schedule 6, entitled "Actuarial Assumptions, Tables and Factors for Computing Plan Benefits," is amended effective December 31, 2002 by changing Section I.(1) to read as follows:

"(1) MORTALITY: THE APPLICABLE MORTALITY TABLE."


     IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorize officer of the Corporation this 28th day of December, 2005, to be effective as of the dates recited herein.


                          COLUMBUS McKINNON CORPORATION


                          By     Timothy R. Harvey
                                 -----------------------------


                          Title: General Counsel and Secretary
                                 -----------------------------